Exhibit 10.4

FIRST AMENDMENT

TO AGREEMENT OF PURCHASE AND SALE

THIS FIRST AMENDMENT TO AGREEMENT OF PURCHASE AND SALE (this

“Amendment”), is dated as of June 15, 2023, by and between BREIT JWM SAN ANTONIO LP, a Delaware limited partnership (the “Resort Seller”), and BREIT JWM SAN ANTONIO TRS LLC, a Delaware limited liability company (the “Operating Seller”, together with the Resort Seller, collectively, the “Seller”), and RHP PROPERTY SA, LLC, a Delaware limited liability company (“Buyer”).

W I T N E S S E T H :

WHEREAS, Seller and Buyer entered into that certain Agreement of Purchase and Sale, dated as of June 5, 2023 (the “Original Agreement”); and

WHEREAS, Seller and Buyer now desire to amend the Original Agreement as hereinafter provided.

NOW, THEREFORE, for Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and the mutual covenants and agreements set forth herein, the parties hereto hereby agree as follows:

1.Definitions. Capitalized terms used but not defined herein shall have the respective meanings ascribed thereto in the Original Agreement.

2.Closing Date. In the second line of Section 2.4(a) of the Original Agreement, the date of “June 29, 2023” is hereby replaced with “June 30, 2023”.

3.Consideration Time. The time of “2:00 p.m.” in Section 2.2(a) of the Original Agreement is hereby replaced with “11:00 a.m.”.

4.Closing Time. The time of “12:00 p.m.” in Section 2.4(b) of the Original Agreement is hereby replaced with “11:00 a.m.”.

5.Ratification. Except as modified and amended hereby, the Original Agreement remains unmodified and in full force and effect in accordance with its terms and is hereby ratified and confirmed by Seller and Buyer.

6.	Miscellaneous.

(a)This Amendment shall not be construed to limit, waive or otherwise modify any of Seller’s or Buyer’s rights and/or remedies under the Agreement, including, without limitation, any rights of adjournment expressly provided for in the Agreement.

(b)This Amendment supersedes any prior agreements or understandings between the parties with respect to the subject matter expressly set forth herein.

(c)To facilitate execution of this Amendment, this Amendment may be executed in multiple counterparts, each of which, when assembled to include an original, faxed or electronically mailed (in portable document format (“PDF”)) signature for each party contemplated to sign this Amendment, will constitute a complete and fully executed agreement. All such fully executed original, faxed or PDF counterparts will collectively constitute a single agreement.

(d)This Agreement shall be governed by, interpreted under, and construed and enforced in accordance with, the laws of the State of New York; provided, however, that with respect to any term or provision set forth in this Amendment or the enforceability thereof for which Applicable Law requires that the laws of the State of Texas govern, then such term, provision or matter shall be governed by, interpreted under, and construed and enforced in accordance with, the laws of the State of Texas.

(e)From and after the date hereof, the term “Agreement” set forth in the Original Agreement shall be deemed to refer to the Original Agreement, as amended by this Amendment. If and to the extent that any of the provisions of this Amendment conflict or are otherwise inconsistent with any provisions of the Original Agreement, the provisions of this Amendment shall prevail.

(f)This Amendment cannot be modified in any manner except by a written agreement signed by Seller and Buyer.

[SIGNATURE PAGE FOLLOWS; NO FURTHER TEXT ON THIS PAGE]

IN WITNESS WHEREOF, Seller and Buyer have executed this Amendment the date and year first above written.

SELLER:

BREIT JWM SAN ANTONIO LP,

a Delaware limited partnership

By:	BREIT JWM San Antonio GP LLC, a Delaware liability company,

its general partner

By: /s/ Brian Kaufman

Name: Brian Kaufman

Title: Managing Director and Vice President

BREIT JWM SAN ANTONIO TRS LLC,

a Delaware limited liability company

By: /s/ Brian Kaufman _

Name: Brian Kaufman

Title: Managing Director and Vice President

[Signatures continue on following page.]

PROPERTY SA, LLC, Delaware limited liability company
BUYER: RHP PROPERTY SA, LLC, a Delaware limited liability company
By: /s/ Scott J. Lynn Name: Scott J. Lynn Title: Executive Vice President and General Counsel